UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 29, 2005
                                (Date of Report)


                           MILITARY RESALE GROUP, INC.
             (Exact name of registrant as specified in its charter)


          NEW YORK                   000-26463                   52-2062187
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


                              2180 EXECUTIVE CIRCLE
                        COLORADO SPRINGS, COLORADO 80906
                    (Address of principal executive offices)


                                 (719) 391-4564
              (Registrant's telephone number, including area code)


                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         (d) Effective on June 29, 2005, Mr. Nick Kontonicolas was appointed as a director of the Registrant to fill the vacancy created by the resignation of Ethan Hokit, the Registrant's former director and president, who resigned effective February 18, 2005.

         Since April 1995, Mr. Kontonicolas has been the president of C. TradeUSA, a New York corporation and part of the C. Trade Group of Companies. The C. Trade Group of Companies have extensive holdings in the United States as well as in China, Latin America, Greece and Bangladesh. C. Trade's portfolio of companies specialize in biotechnology, water remediation and automotive consultation services. Mr. Knotonicolas received his Master Degree from Long Island University in 1982.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             99.1     Press Release dated July 6, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  JULY 5, 2005

                                            MILITARY RESALE GROUP, INC,


                                            By:   /s/ Edward T. Whelan
                                               ---------------------------------
                                                     Name:  Edward T. Whelan
                                                     Title: Chairman and CEO